UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

Safeguard Scientifics, Inc.

(Exact Name of registrant as Specified in Charter)

Pennsylvania	1-5620	23-1609753
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

170 North Radnor-Chester Road Suite 200 Radnor, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-293-0600

Not applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($.10 par value)	SFE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This amended Current Report on Form 8-K/A (this “Amendment”) is being filed to correct an error in the tabulation of the voting results regarding Proposal I – Election of Directors, as reported by Safeguard Scientifics, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2019 (the “Original Form 8-K”).   The results in the Original Form 8-K reflected an error by the Company’s transfer agent in its tabulation of the “votes for” with respect to the election of the Company’s directors.  This mistake has been corrected in this Amendment, which amends and restates the Original Form 8-K in its entirety.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of the Company was held on May 22, 2019. As of the Record Date of March 25, 2019, there were 20,576,974 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal I – Election of Directors

Shareholders approved the election of six directors to serve as directors for a one-year term to expire at the 2020 Annual Meeting.  The voting results for this proposal are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Russell D. Glass	14,146,801	1,790,022	4,170,076
Ira M. Lubert	14,156,011	1,780,812	4,170,076
Joseph M. Manko, Jr.	15,421,001	515,822	4,170,076
Maureen F. Morrison	12,551,242	1,785,233	4,170,076
John J. Roberts	12,018,601	2,317,874	4,170,076
Robert J. Rosenthal	12,342,147	1,994,328	4,170,076

Proposal II – Advisory Vote Concerning Executive Compensation of the Named Executive Officers

Shareholders approved, on an advisory basis, the Company’s compensation of its named executive officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections of the Company’s 2019 Annual Meeting Proxy Statement. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,311,084	4,697,402	128,208	4,170,076

Proposal III– Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2019

Shareholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for its 2019 fiscal year.  The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,059,438	220,017	27,315	------

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated: May 29, 2019	By:	/s/ Brian J. Sisko
Brian J. Sisko
President and Chief Executive Officer